UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2001


                           Washington Banking Company
             (Exact name of registrant as specified in its charter)



                                   Washington
                 (State or other jurisdiction of incorporation)


             000-24503                                    91-1725825
     (Commission File Number)                  (IRS Employer Identification No.)


                               450 SW Bayshore Drive
                              Oak Harbor, WA 98277

               (Address of principal executive offices) (Zip Code)



                                 (360) 679-3121
              (Registrant's telephone number, including area code)

                                   FORM 8-K/A

                           WASHINGTON BANKING COMPANY
                             Oak Harbor, Washington

                                November 15, 2001


Item 4.  Change in Registrant's Certifying Accountant

The Company is making additional disclosures to the Current Report on Form 8-K filed by the Company on November 21, 2001.

The Company requested KPMG LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in Item 4 of the Company's Current Report on Form 8-K filed on November 21, 2001. A copy of that letter, dated November 27, 2001 is filed as Exhibit 16 to this Current Report on Form 8-K/A.

Item 7.  Financial Statements and Exhibits

16.      Letter from KPMG LLP regarding change in Registrant's accountant.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           WASHINGTON BANKING COMPANY



Date: November 29, 2001                      By:  /s/ Michal D. Cann
                                                ----------------------
                                                    Michal D. Cann
                                                    President and
                                               Chief Executive Officer

                                      INDEX



Exhibit Number                      Description of Document

16 Letter from KPMG LLP to Securities and Exchange Commission dated November 27, 2001 pursuant to the requirements of
                      Item 304(a)(3) of Regulation S-K.

November 27, 2001



Securities and Exchange Commission
Washington, D.C. 20549

We are currently principal accountants for Washington Banking Company (Company) and, under the date of February 8, 2001, we reported on the consolidated financial statements of the Company as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000. On November 15, 2001, we were notified that the Company engaged Moss Adams LLP (Moss Adams) as its principal accountant for the year ending December 31, 2002 and that the auditor-client relationship with KPMG LLP will cease upon completion of the audit of the Company's consolidated financial statements as of and for the year ending December 31, 2001, and the issuance of our report thereon. We have read the Company's statements included under Item 4 of its Form 8-K dated November 21, 2001, and we agree with such statements, except that we are not in a position to agree or disagree with the Company's statements that it has engaged Moss Adams or that the change was approved by the Board of Directors. In addition, we are not in a position to agree or disagree with the Company's statement that the Company has not consulted Moss Adams previously.

Very truly yours,



/s/ KPMG  LLP
----------------------
    KPMG  LLP